UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 650

La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The agreement between van den Boom & Associates LLC and MediciNova, Inc. (the “Company”) through which Esther van den Boom served as Chief Financial Officer expired without renewal on March 31, 2016. Concurrently with the expiration, Ms. van den Boom no longer serves as the Company’s principal financial officer and principal accounting officer.

Also effective March 31, 2016, the Board of Directors of the Company appointed Ryan Selhorn of the accounting services firm of Signature Analytics San Diego LLC (“Signature Analytics”), to serve as Chief Financial Officer of the Company. In connection with Mr. Selhorn’s appointment as Chief Financial Officer, the Company on that date entered into a Services Agreement with Signature Analytics for the provision of Mr. Selhorn’s services (the “Services Agreement”). The Company will pay pre-approved hourly rates for the services provided under the Services Agreement and will indemnify Signature Analytics in connection with the performance of its services. The Services Agreement has an initial term expiring on March 31, 2017, subject to earlier termination according to its terms.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Services Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure included above in Item 1.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 1.01 above, effective March 31, 2016, the Company appointed Ryan Selhorn, age 34, as Chief Financial Officer of the Company. He will also serve as the Company’s principal financial officer and principal accounting officer. Reference is made to the disclosure in Item 1.01 above for the terms of the Services Agreement pursuant to which Mr. Selhorn’s services are provided.

Mr. Selhorn joined Signature Analytics as the Vice President Operations in July 2013 after spending 10 years with Grant Thornton LLP, most recently as a Senior Manager in the audit practice and then in the national Mergers and Acquisitions Group. He has experience working with both public and private companies in many industries including life sciences, biotech, and medical devices.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Services Agreement, effective March 31, 2016, by and between MediciNova, Inc. and Signature Analytics San Diego LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Dated: March 31, 2016	By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer

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